SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

             On January 17, 2002, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended December 31, 2001 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: January 17, 2002
                                                     ---------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                              Description
-------                                             -----------
99.1                                    News Release dated January 17, 2002.

Exhibit 99.1
                               [GRAPHIC OMITTED]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                          FOR IMMEDIATE RELEASE
         504/552-4591                                           JANUARY 17, 2002


                WHITNEY REPORTS FOURTH QUARTER AND 2001 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) reported net income of $.75 per share in the fourth quarter of 2001, compared to $.67 per share in the year-earlier period. Excluding tax-effected merger-related items, Whitney earned $.76 per share, or $20.2 million, in 2001's fourth quarter, a 9% increase over the $.70 per share, or $18.1 million, earned in the final quarter of 2000.
         In October 2001, Whitney completed its all-cash purchase of Redstone Financial, Inc. and its subsidiary bank, Northwest Bank, N.A. At acquisition, Northwest Bank had approximately $170 million in total assets, including $70 million in loans, and $140 million in deposits in two banking locations in Houston, Texas. This acquisition increased Whitney's presence in the Houston market to nine locations with approximately $420 million in loans and $540 million of deposits at December 31, 2001. Northwest Bank was merged into Whitney National Bank at acquisition, and approximately $.7 million of systems-integration expense was recognized in the fourth quarter.
         Selected highlights from the fourth quarter's results follow:
         o Net interest income (TE) increased 6%, or $4.2 million, from the fourth quarter of 2000. Although short-term rates have declined significantly during 2001, Whitney's net interest margin (TE) of 4.52% in the fourth quarter of 2001 was only 10 basis points below the year-earlier quarter. The mix of funding sources has been favorably impacted by an increase in overall liquidity during 2001; however, the mix of earning assets has trended toward investment vehicles with a smaller spread to the cost of funds because of a slowing in loan demand. Whitney continues to be moderately asset sensitive, which

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
                                       2

              implies it could experience some compression in its net interest margin in a declining rate environment, holding other factors constant.
         o In its third quarter 2001 earnings release, Whitney discussed the sale of its existing agreements to process merchants' credit card transactions to a specialist firm, and its entry into an alliance with that firm that allows Whitney to maintain an ongoing interest in net revenues generated through the alliance. This move reduced noninterest income by approximately $2.2 million in the fourth quarter and noninterest expense by approximately $2.1 million. Over time, results from the alliance are expected to fully benefit from the specialist's significant operating efficiencies, enhanced customer service and the potential for additional growth in the merchant customer base through focused sales management.
        o Noninterest income, excluding securities transactions, in the fourth quarter of 2001 was 3%, or $.6 million, higher than in 2000's fourth quarter. The increase would have been approximately 14%, or $2.8 million, after adjusting for the impact of the merchant processing business sale mentioned earlier. Secondary mortgage market activity continued strong in 2001's fourth quarter, and fees from these operations grew $2.1 million to a level almost four times that in the fourth quarter of 2000. Income from service charges on deposit accounts increased 25%, or $1.9 million. Noninterest income for the fourth quarter of 2000 included approximately $1.0 million of net gains on dispositions of banking facilities and pre-1933 assets. In the current year's fourth quarter, such dispositions resulted in a net loss of $.3 million.
        o Excluding merger-related costs, noninterest expense in 2001's fourth quarter was 2%, or $1.0 million, less than in the fourth quarter of 2000. Adjusting for the impact of the merchant business sale, noninterest expense would have shown a 2% increase. Total personnel expense increased 3%, or $1.0 million. Base salaries and regular incentive pay, including mortgage origination incentives, increased 5%, or approximately $1.2 million, over the level in 2000's fourth quarter, including a $.3 million impact from the recent bank acquisition. The cost of retirement and medical benefit programs decreased $.4 million in the fourth quarter of 2001, while stock-based incentive compensation rose $.3 million when compared to the final quarter of 2000. Savings from systems integration activities in 2001 and close control over capital expenditures and services

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
                                       3

              agreements helped reduce equipment and data processing expense between the fourth quarters of 2000 and 2001.
        o Whitney provided $6.5 million for possible loan losses in the fourth quarter of 2001, compared to $4.9 million in 2000's fourth quarter. Total net charge-offs were $1.4 million in the fourth quarter of 2001, compared to $.9 million in the year-earlier quarter. As the economy entered into a recession in 2001 and experienced the initial repercussions of the recent terrorist attacks, customer credit risks increased throughout most of the banking industry. This was also the case for the Whitney. At
              December 31, 2001, the total of loans internally classified as having above-normal credit risk increased $15 million, or 5%, from the end of 2000. Nonperforming assets were $34.8 million at December 31, 2001, or .76% of loans plus foreclosed assets and surplus bank property, compared to $25.0 million, or .54%, at December 31, 2000. The reserve for possible loan losses was 1.57% of total loans at December 31, 2001, compared to 1.33% a year earlier.
         Excluding the impact of the Northwest Bank acquisition, average loans in the fourth quarter of 2001 were little changed from the fourth quarter of 2000. The rate of portfolio lending slowed in 2001, reflecting economic conditions and market uncertainty, and the loan portfolio has remained relatively stable throughout 2001.
         Average deposits were up 12%, or $633 million, in the fourth quarter of 2001 compared to the year-earlier quarter. Deposit growth accelerated in 2001 with the competitive positioning of new money market deposit products and greater demand for the safety and liquidity of deposit products during a difficult period for the capital markets. As deposits have grown, the level of short-term borrowings has decreased. Fourth quarter 2001 borrowings were 30%, or $217 million, below the level in 2000's fourth quarter.
         Annual net income was $2.88 per share, or $75.8 million, for 2001 and $2.84 per share, or $72.8 million, for 2000. Excluding tax-effected merger-related items, full-year earnings for 2001 were $2.97 per share, or $78.4 million. This is a 3% increase over the comparable annual earnings of $2.87 per share, or $73.6 million, for 2000.
         For the year, average total loans increased 7% over 2000, and average total deposits increased 13%. Net interest income (TE) grew 4% year-to-year, while the net interest margin (TE) declined 21 basis points to 4.52% in 2001. Noninterest income, excluding merger-related items and

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

                                       4

securities transactions, rose 21% in 2001. Noninterest expense increased 5%, before merger-related costs.
         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----

             This news release contains statements that are not historical facts and are forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but may not be limited to, comments about the sensitivity of Whitney's net interest margin to changing market interest rate environments and comments about possible future benefits to be derived from Whitney's recently formed alliance to provide credit card sale processing services to its merchant customers. It is important to note that Whitney's actual results may differ materially from those projected and that future benefits may not be realized as anticipated. Factors that could affect actual results and potential benefits include, among others, the actual timing and extent of future interest rate movements, trends in Whitney's earning assets and sources of funds, the level of success of asset/liability management strategies implemented, trends in credit card sale activity in Whitney's market area and the success of ongoing customer development and retention efforts by the alliance. Other important factors that could affect actual future results are also described in Whitney's filings with the Securities and Exchange Commission. Whitney undertakes no obligation to update or revise any of the information in this news release, whether as result of new information, future events or developments, or for any other reason.

                                      -----

                                                            5

                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                                    FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Fourth          Fourth                   Year Ended
                                                                     Quarter         Quarter                  December 31
(dollars in thousands, except per share data)                         2001            2000                2001            2000
-----------------------------------------------------------------  -----------------------------      ------------------------------
INCOME DATA
     Net interest income                                           $    72,652     $    68,387        $   279,796     $    267,080
     Net interest income (tax-equivalent)                               73,944          69,827            285,161          273,176
     Provision for possible loan losses                                  6,500           4,898             19,500           12,690
     Noninterest income (excluding securities transactions
         and merger-related items)                                      20,282          19,663             89,957           74,270
     Securities transactions                                                96             850                165              850
     Noninterest expense (excluding merger-related items)               55,996          57,005            232,918          222,077
     Merger-related items (net expense)                                    648           1,102              5,099            1,102
     Net income                                                         19,796          17,425             75,820           72,842
     Earnings before tax-effected merger-related items                  20,217          18,141             78,350           73,558
-----------------------------------------------------------------  -----------------------------      ------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                         $ 4,539,401     $ 4,511,194        $ 4,515,740     $  4,235,562
     Investment in securities                                        1,652,379       1,480,551          1,525,254        1,478,609
     Earning assets                                                  6,503,952       6,028,512          6,303,445        5,771,256
     Total assets                                                    7,034,722       6,548,409          6,831,564        6,282,044
     Deposits                                                        5,726,667       5,093,451          5,548,556        4,927,214
     Shareholders' equity                                              725,826         651,614            698,099          622,814
-----------------------------------------------------------------  -----------------------------      ------------------------------
PER SHARE DATA
     Basic                                                         $       .75     $       .67        $      2.88     $       2.84
     Basic, before tax-effected merger-related items                       .76             .70               2.97             2.87
     Diluted                                                               .74             .67               2.85             2.83
     Diluted, before tax-effected merger-related items                     .76             .70               2.95             2.86
     Cash dividends per share                                              .40             .36               1.54             1.44
     Book value per share, end of period                           $     27.15     $     25.38        $     27.15     $      25.38
     Trading data
         High closing price                                        $     46.90     $     41.69        $     48.84     $      41.69
         Low closing  price                                              39.26           33.13              36.00            31.50
         End-of-period closing  price                                    43.85           36.31              43.85            36.31
         Trading volume                                              2,125,244       1,891,381          9,310,232        7,044,391
-----------------------------------------------------------------  -----------------------------      ------------------------------
RATIOS
     Return on average assets                                             1.12 %          1.06 %             1.11 %           1.16 %
     Return on average assets before tax-effected
        merger-related items                                              1.14            1.10               1.15             1.17
     Return on average shareholders' equity                              10.82           10.64              10.86            11.70
     Return on average shareholders' equity before tax-effected
        merger-related items                                             11.05           11.08              11.22            11.81
     Net interest margin                                                  4.52            4.62               4.52             4.73
     Dividend payout ratio                                               53.40           53.93              53.81            50.04
     Average loans as a percentage of average deposits                   79.27           88.57              81.39            85.96
     Efficiency ratio, before merger-related items                       59.43           63.70              62.09            63.92
     Noninterest income as a percentage of total revenue
        (excluding securities transactions and merger-related items)     21.52           21.97              23.98            21.38
     Reserve for possible loan losses as a percentage of
        loans, at end of period                                           1.57            1.33               1.57             1.33
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period           .76             .54                .76              .54
     Average shareholders' equity as a percentage
        of average total assets                                          10.32            9.95              10.22             9.91
     Leverage ratio, at end of period                                     8.72            8.93               8.72             8.93
-----------------------------------------------------------------  -----------------------------      ------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.




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
                                          WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                                FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                     Fourth          Fourth                  Year Ended
                                                                     Quarter         Quarter                 December 31
(dollars in thousands, except per share data)                         2001            2000               2001           2000
---------------------------------------------------------------   --------------------------------   -----------------------------
OTHER PERFORMANCE MEASURES
     Earnings before tax-effected merger-related items             $    20,217     $    18,141        $    78,350     $    73,558
     Purchased intangibles amortization, net of tax                      1,504           1,329              5,713           4,545
                                                                  --------------------------------   -----------------------------
     Earnings before tax-effected merger-related items
        and purchased intangibles amortization                     $    21,721     $    19,470        $    84,063     $    78,103
                                                                  --------------------------------   -----------------------------

     Earnings per share before tax-effected merger-related
        items and purchased intangibles amortization:
        Basic                                                      $       .82     $       .75        $      3.19     $      3.04
        Diluted                                                            .81             .75               3.17            3.04

     Ratios before tax-effected merger-related items and
        purchased intangibles amortization and balances:
        Return on average assets                                          1.24 %          1.20 %             1.25 %          1.26 %
        Return on average shareholders' equity                           11.87           11.89              12.04           12.54
        Efficiency ratio                                                 57.33           61.77              60.11           62.18
---------------------------------------------------------------   --------------------------------   -----------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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                                                                    7

                                                WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                                  DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------
                                                                  Fourth         Fourth                  Year Ended
                                                                  Quarter        Quarter                 December 31
(dollars in thousands)                                             2001           2000               2001           2000
-------------------------------------------------------------------------------------------    -------------------------------
                           ASSETS
-------------------------------------------------------------
EARNING ASSETS
  Loans                                                       $   4,539,401  $   4,511,194       $  4,515,740   $   4,235,562
  Investment in securities
     Securities available for sale                                1,417,564        521,687          1,225,651         461,404
     Securities held to maturity                                    234,815        958,864            299,603       1,017,205
                                                             ------------------------------    -------------------------------
        Total investment in securities                            1,652,379      1,480,551          1,525,254       1,478,609
  Federal funds sold and short-term investments                     312,172         36,767            262,451          57,085
-------------------------------------------------------------------------------------------    -------------------------------
        Total earning assets                                      6,503,952      6,028,512          6,303,445       5,771,256
-------------------------------------------------------------------------------------------    -------------------------------
NONEARNING ASSETS
  Accrued interest receivable                                        36,177         44,589             39,348          41,782
  Intangible assets                                                  96,500         82,605             87,344          71,192
  Other assets                                                      466,944        451,470            465,777         452,239
  Reserve for possible loan losses                                  (68,851)       (58,767)           (64,350)        (54,425)
-------------------------------------------------------------------------------------------    -------------------------------
        Total assets                                          $   7,034,722  $   6,548,409       $  6,831,564   $   6,282,044
-------------------------------------------------------------------------------------------    -------------------------------

                        LIABILITIES
-------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                     $     652,987  $     523,899       $    598,973   $     543,424
     Money market investment deposits                             1,208,095        834,178          1,065,027         820,393
     Savings deposits                                               480,248        447,555            463,583         458,717
     Other time deposits                                          1,061,540      1,086,494          1,114,207         993,948
     Time deposits $100,000 and over                                807,167        841,477            858,895         768,605
                                                             ------------------------------    -------------------------------
        Total interest-bearing deposits                           4,210,037      3,733,603          4,100,685       3,585,087
                                                             ------------------------------    -------------------------------

  Short-term borrowings                                             516,599        733,140            515,152         672,118
                                                             ------------------------------    -------------------------------
        Total interest-bearing liabilities                        4,726,636      4,466,743          4,615,837       4,257,205
-------------------------------------------------------------------------------------------    -------------------------------

NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                    1,516,630      1,359,848          1,447,871       1,342,127
  Accrued interest payable                                           17,671         23,655             24,950          20,158
  Other liabilities                                                  47,959         46,549             44,807          39,740
                                                             ------------------------------    -------------------------------
        Total liabilities                                         6,308,896      5,896,795          6,133,465       5,659,230
-------------------------------------------------------------------------------------------    -------------------------------

                    SHAREHOLDERS' EQUITY                            725,826        651,614            698,099         622,814
-------------------------------------------------------------------------------------------    -------------------------------

        Total liabilities and shareholders' equity            $   7,034,722  $   6,548,409       $  6,831,564   $   6,282,044
-------------------------------------------------------------------------------------------    -------------------------------

EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                              $   1,777,316  $   1,561,769       $  1,687,608   $   1,514,051
-------------------------------------------------------------------------------------------    -------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                                 CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------------------------------------------------
                                                                                           December 31       December 31
(dollars in thousands)                                                                        2001              2000
--------------------------------------------------------------------------------------------------------------------------
               ASSETS
--------------------------------------------------------------------------------
  Cash and due from financial institutions                                                $     271,512     $     273,121
  Investment in securities
     Securities available for sale                                                            1,440,527           537,262
     Securities held to maturity                                                                191,813           924,927
                                                                                      ------------------------------------
        Total investment in securities                                                        1,632,340         1,462,189
  Federal funds sold and short-term investments                                                 494,908            15,270
  Loans                                                                                       4,554,538         4,601,492
     Reserve for possible loan losses                                                           (71,633)          (61,017)
                                                                                      ------------------------------------
        Net loans                                                                             4,482,905         4,540,475
                                                                                      ------------------------------------
  Bank premises and equipment                                                                   167,419           174,450
  Accrued interest receivable                                                                    32,461            44,203
  Intangible assets                                                                             103,605            87,017
  Other assets                                                                                   58,500            53,540
--------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                      $   7,243,650     $   6,650,265
--------------------------------------------------------------------------------------------------------------------------


                                     LIABILITIES
--------------------------------------------------------------------------------
  Noninterest-bearing demand deposits                                                     $   1,634,258     $   1,473,432
  Interest-bearing deposits                                                                   4,315,902         3,859,042
                                                                                      ------------------------------------
        Total deposits                                                                        5,950,160         5,332,474
                                                                                      ------------------------------------

  Short-term borrowings                                                                         511,517           586,477
  Accrued interest payable                                                                       14,946            23,492
  Accounts payable and other accrued liabilities                                                 49,139            42,058
                                                                                      ------------------------------------
        Total liabilities                                                                     6,525,762         5,984,501
--------------------------------------------------------------------------------------------------------------------------

                                SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
  Common stock, no par value                                                                      2,800             2,800
  Capital surplus                                                                               154,397           158,083
  Retained earnings                                                                             556,241           521,220
  Accumulated other comprehensive income                                                         10,104             1,657
  Treasury stock at cost                                                                              -           (13,680)
  Unearned restricted stock compensation                                                         (5,654)           (4,316)
                                                                                      ------------------------------------
        Total shareholders' equity                                                              717,888           665,764
--------------------------------------------------------------------------------------------------------------------------

        Total liabilities and shareholders' equity                                        $   7,243,650     $   6,650,265
--------------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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
                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------------------------------------
                                                          Fourth           Fourth                    Year Ended
                                                          Quarter          Quarter                   December 31
(dollars in thousands, except per share data)              2001             2000                2001             2000
--------------------------------------------------------------------------------------   ----------------------------------
INTEREST INCOME
  Interest and fees on loans                          $       77,388   $       98,441       $     343,397    $     360,480
  Interest and dividends on investments                       22,954           22,263              88,417           88,238
  Interest on federal funds sold and
     short-term investments                                    1,562              595               9,331            3,543
--------------------------------------------------------------------------------------   ----------------------------------
    Total interest income                                    101,904          121,299             441,145          452,261
--------------------------------------------------------------------------------------   ----------------------------------
INTEREST EXPENSE
  Interest on deposits                                        27,549           42,438             146,215          148,886
  Interest on short-term borrowings                            1,703           10,474              15,134           36,295
--------------------------------------------------------------------------------------   ----------------------------------
    Total interest expense                                    29,252           52,912             161,349          185,181
--------------------------------------------------------------------------------------   ----------------------------------
NET INTEREST INCOME                                           72,652           68,387             279,796          267,080
PROVISION FOR POSSIBLE LOAN LOSSES                             6,500            4,898              19,500           12,690
--------------------------------------------------------------------------------------   ----------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR POSSIBLE LOAN LOSSES                                    66,152           63,489             260,296          254,390
--------------------------------------------------------------------------------------   ----------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                          9,719            7,787              35,275           30,312
  Credit card income                                           1,981            3,894              14,002           15,349
  Trust service fees                                           2,212            2,423               9,384            9,206
  Secondary mortgage market operations                         2,832              731               7,575            2,118
  Other noninterest income                                     3,538            4,828              24,808           17,285
  Securities transactions                                         96              850                 165              850
--------------------------------------------------------------------------------------   ----------------------------------
    Total noninterest income                                  20,378           20,513              91,209           75,120
--------------------------------------------------------------------------------------   ----------------------------------
NONINTEREST EXPENSE
  Employee compensation                                       26,236           24,840             104,806           95,838
  Employee benefits                                            3,384            3,780              17,604           15,939
                                                    ----------------------------------   ----------------------------------
    Total personnel expense                                   29,620           28,620             122,410          111,777
  Equipment and data processing expense                        5,303            6,018              23,040           23,346
  Net occupancy expense                                        4,867            4,928              20,179           19,115
  Credit card processing services                                555            2,530               8,134           10,354
  Telecommunication and postage                                2,106            2,316               8,582            8,714
  Legal and professional fees                                  2,271            2,349               8,712            6,686
  Amortization of intangibles                                  1,974            1,731               7,430            6,027
  Ad valorem taxes                                             1,733            1,490               7,045            6,554
  Other noninterest expense                                    8,215            8,125              33,572           30,606
--------------------------------------------------------------------------------------   ----------------------------------
    Total noninterest expense                                 56,644           58,107             239,104          223,179
--------------------------------------------------------------------------------------   ----------------------------------
INCOME BEFORE INCOME TAXES                                    29,886           25,895             112,401          106,331
INCOME TAX EXPENSE                                            10,090            8,470              36,581           33,489
--------------------------------------------------------------------------------------   ----------------------------------
NET INCOME                                            $       19,796   $       17,425       $      75,820    $      72,842
--------------------------------------------------------------------------------------   ----------------------------------
EARNINGS PER SHARE
  Basic                                               $          .75   $          .67       $        2.88    $        2.84
  Diluted                                                        .74              .67                2.85             2.83
--------------------------------------------------------------------------------------   ----------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                   26,450,728       26,025,920          26,367,149       25,650,656
  Diluted                                                 26,742,859       26,089,015          26,557,365       25,712,466
--------------------------------------------------------------------------------------   ----------------------------------
CASH DIVIDENDS PER SHARE                              $          .40   $          .36       $        1.54    $        1.44
--------------------------------------------------------------------------------------   ----------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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
                                                                10

                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                            SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------------
                                                              Fourth        Third      Fourth            Year Ended
                                                              Quarter      Quarter     Quarter           December 31
                                                               2001         2001        2000          2001         2000
------------------------------------------------------------------------------------------------   ----------   ----------
                  EARNING ASSETS
----------------------------------------------------------
     Loans**                                                   6.79 %       7.53 %      8.70  %         7.63 %       8.53 %
     Investment in securities                                  5.79         6.08        6.34            6.07         6.32
     Federal funds sold and short-term investments             1.99         3.54        6.45            3.56         6.21
                                                          ---------------------------------------  --------------------------
             Total interest-earning assets                     6.31 %       7.00 %      8.11  %         7.08 %       7.94 %
                                                          ---------------------------------------  --------------------------
----------------------------------------------------------
           INTEREST-BEARING LIABILITIES
----------------------------------------------------------
     Interest-bearing deposits
         NOW account deposits                                  1.02 %       1.30 %      1.50  %         1.29 %       1.49 %
         Money market investment deposits                      1.98         2.71        4.35            2.88         4.10
         Savings deposits                                       .94         1.45        2.02            1.52         2.02
         Other time deposits                                   4.30         5.18        5.84            5.27         5.36
         Time deposits $100,000 and over                       3.53         4.64        6.20            4.89         5.80
                                                          ---------------------------------------  --------------------------
             Total interest-bearing deposits                   2.60         3.44        4.52            3.57         4.15
                                                          --------------------------------------   --------------------------

     Short-term borrowings                                     1.31         2.59        5.68            2.94         5.40
                                                          ---------------------------------------  --------------------------
             Total interest-bearing liabilities                2.46 %       3.35 %      4.71  %         3.50 %       4.35 %
                                                          ---------------------------------------  --------------------------
----------------------------------------------------------
       NET INTEREST SPREAD (tax-equivalent)
----------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                   3.85 %       3.65 %      3.40 %          3.58 %       3.59 %
                                                          ---------------------------------------  --------------------------
----------------------------------------------------------
       NET INTEREST MARGIN (tax-equivalent)
----------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                  4.52 %       4.56 %      4.62 %          4.52 %       4.73 %
                                                          ---------------------------------------  --------------------------
----------------------------------------------------------
                  COST OF FUNDS
----------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds          1.79 %       2.44 %      3.49 %          2.56 %       3.21 %
-------------------------------------------------------------------------------------------------  --------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the reserve for possible loan losses and including loans accounted for on a nonaccrual basis.

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
                                                                 11


                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES

                                                            LOAN QUALITY
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Fourth               Fourth               Year Ended
                                                                  Quarter              Quarter              December 31
(dollars in thousands)                                             2001                 2000            2001           2000
-------------------------------------------------------------------------------------------------------------------------------
               RESERVE FOR POSSIBLE LOAN LOSSES
----------------------------------------------------------------
Reserve for possible loan losses at beginning of period         $   65,351           $   56,082     $   61,017     $   47,543
Reserves acquired in bank purchase                                   1,196                  927          1,196          2,388
Reserves on loans transferred to held for sale                           -                    -           (651)             -
Provision for possible loan losses                                   6,500                4,898         19,500         12,690
Loans charged off during period                                     (2,646)              (1,811)       (15,502)        (8,481)
Recoveries on loans previously charged off                           1,232                  921          6,073          6,877
                                                                ---------------------------------------------------------------
     Net loans (charged off) recovered during period                (1,414)                (890)        (9,429)        (1,604)
                                                                ---------------------------------------------------------------
Reserve for possible loan losses at end of period               $   71,633           $   61,017     $   71,633     $   61,017
                                                                ---------------------------------------------------------------

Net annualized charge-offs (recoveries) as a percentage
    of average loans                                                   .12 %                .08 %          .21 %          .04 %

Gross annualized charge-offs as a percentage of
    average loans                                                      .23 %                .16 %          .34 %          .20 %

Recoveries as a percentage of gross charge-offs                      46.56 %              50.86 %        39.18 %        81.09 %

Reserve for possible loan losses as a percentage of
    loans, at end of period                                           1.57 %               1.33 %         1.57 %         1.33 %
                                                                ---------------------------------------------------------------


                                                                ------------------------------------------------
                                                                December 31          September 30   December 31
                                                                   2001                  2001          2000
----------------------------------------------------------------------------------------------------------------
                     NONPERFORMING ASSETS
----------------------------------------------------------------

Loans accounted for on a nonaccrual basis                       $   33,412           $   30,032     $   23,579
Restructured loans                                                     383                  396            465
                                                                ------------------------------------------------
     Total nonperforming loans                                      33,795               30,428         24,044
Foreclosed assets and surplus property                                 991                1,287            995
                                                                ------------------------------------------------
     Total nonperforming assets                                 $   34,786           $   31,715     $   25,039
                                                                ------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period           .76 %                .70 %          .54 %

Reserve for possible loan losses as a percentage of
    nonaccruing loans, at end of period                             214.39 %             217.60 %       258.78 %

Reserve for possible loan losses as a percentage of
    nonperforming loans, at end of period                           211.96 %             214.77 %       253.77 %

Loans 90 days past due still accruing                           $    6,916           $    8,512     $    4,343

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                              .15 %                .19 %          .09 %
-----------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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